UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 31, 2011

TALON INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13669	95-4654481
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

21900 Burbank Blvd., Suite 270
Woodland Hills, California	91367
(Address of Principal Executive Offices)	(Zip Code)

(818) 444-4100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

Included with this Current Report are Exhibits 10.1 and 10.2, which exhibits consist of material contracts previously filed by Talon International, Inc. (the “Company”) with its periodic reports. The Company is filing updated copies of material contracts as exhibits to this Current Report in order to include certain information that was previously covered by an order for confidential treatment which has subsequently expired.

Item 9.01                      Financial Statements and Exhibits.

(a)           Financial statements of business acquired.

None.

(b)           Pro forma financial information.

None.

(c)           Shell company transactions.

None.

(d)           Exhibits.

10.1†*	Employment Agreement, dated July 30, 2010, between Talon International, Inc. and Lonnie D. Schnell.

10.2†*	Employment Agreement, dated July 30, 2010, between Talon International, Inc. and Larry Dyne.

______________

†           Indicates a management contract or compensatory plan or arrangement.
*           Certain portions of this agreement have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for an order granting confidential treatment pursuant to Rule 24b-2 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALON INTERNATIONAL, INC.

Date:           May 31, 2011                                          By: /s/Lonnie D. Schnell
                  Lonnie D. Schnell, Chief Executive Officer

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